NationsBank    Commercial
Note-Time

Officer:  Terry Wyatt
Officer Number:  Y12
New

Anderson, SC  June 27, 1995, $280,000.00

For Value Received, the undersigned (hereafter, including collectively all signatories hereto, "Borrower"), jointly and severally if more than one, promises to pay to the order of NationsBank of South Carolina, N.A. (hereafter, together with any subsequent holder or assignee hereof, "Bank") at the above office of Bank, in lawful money of the United States of America, the sum of two hundred eighty thousand and 00/100 dollars ($280,000.00) with interest at the following rate until paid or, at the option of Bank, until default and thereafter at the Default Rate (as hereafter defined):

__X__ the fixed rate of seven and 91/100 percent (7.91%) per annum, or ______ the bank's prime rate, as such rate may be announced and changed from time to time by Bank (the "Prime Rate"); or ______ the rate of _______ percent (____%) per annum above the Bank's Prime Rate; or ______ ________ to be paid as follows:

______ Demand Principal shall be paid in a single payment on Demand or; if demand is not sooner made, on __________ : interest thereon shall be paid ____ monthly, or ____ quarterly, or _____ commencing on ______ 19 __ ,and continuing on the same day of each successive month/quarter or other period (as applicable thereafter, with a final payment of all unpaid interest at the time of payment of principal.

______ Single Payment Principal shall be paid in a single payment on _______, 19__: interest _____, 19___, and continuing on the same day of each successive month/quarter, or other period thereafter, with a final payment of all unpaid interest at the stated maturity of the note.

__X__ Term-Level Principal Payments Principal shall be paid in Fifty-nine (59) equal monthly, installments of $4,666.67 each, commencing on July 27, 1995, together with accrued interest thereon at the Rate set forth above, and continuing on the same day of each successive month/quarter, or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on July 5, 2000.

______ Term Amortized Principal and interest shall be paid in ______ (___) equal: __ Monthly, __ quarterly; or __ installments of $____ each, commencing on ____, 19__; and continuing on the same day of each successive month/quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on ___, 19___; provided that, if accrued interest on any payment date exceeds the installment amount set forth above, Borrower will pay on such payment date an additional amount equal to such excess interest.

_____ Other ______________________________(hereinafter together with all extensions, modifications and renewals thereof and all other promises and agreements contained herein, the "Loan"); and, if the same is not paid when due, whether by acceleration or otherwise, interest at the Rate specified above or, at Bank's option, the Default Rate, until paid in full, regardless of whether or not a judgment has been obtained hereon. In addition, Borrower promises to pay any late charges imposed by Bank and all reasonable attorney's or collection fees, deemed to be 15% of the unpaid debt at maturity, whether by acceleration or otherwise, plus all other costs and expenses incurred in the collection of the Loan if the same is turned over to an attorney or other third party for collection. Interest at the rate set forth above will be calculated on the basis of the 365/360 method, which computes a daily amount of interest for a hypothetical year of 360 days and then multiplies such amount by the actual number of days elapsed in an interest calculation. All changes in the Prime Rate shall be effective as of the date of such change unless otherwise specified. The Prime Rate may not be the lowest rate charged by Bank.

Prepayment Premium. Unless otherwise noted in the space provided below, the Loan may be prepaid in whole or in part at any time and from time to time provided that if the interest rate set forth hereinabove is a fixed rate, Borrower shall pay a prepayment premium equal to the following product: (a) The amount of the Loan principal prepaid; (b) multiplied by an amount (but not less than 0) equal to the Wall Street Journal Prime (as hereafter defined) on the date of this Note, minus the Wall Street Journal Prime (as hereafter defined) on the date of prepayment; (c) multiplied by the quotient of the number of calendar days left to the maturity of the Loan divided by 360. The "Wall Street Journal Prime" is the prime rate of interest compiled and reported through publication in the Wall Street Journal under "Money Rates." If the Wall Street Journal is not published on either the date of this Note or the date of prepayment, then the nearest preceding publication of the Wall Street Journal shall be used. If (b) above is 0 or less, there will be no prepayment premium unless otherwise provided below. If this paragraph is applicable, it shall apply to both voluntary and involuntary prepayments.

_______ If the Loan or any portion thereof is prepaid prior to maturity, whether voluntarily or involuntarily, a prepayment premium will be imposed as follows:

Check if Applicable

______ This Note (which term includes all renewals, extensions, supplements, and modifications of this instrument and all other promises and agreements with Bank in connection with the Loan) is secured by mortgage(s) from __________ dated ___________ and from _______ dated _______ covering the real property described below.

__X___ This Note is secured by security agreement(s) from Hampshire Designers, Inc. dated June 27, 1995 and from ____ dated __ covering the personal property described below.

______ This Note is secured by security document(s) entitled __________ dated
_________ and _______ dated covering the property described below.

_______ This Note is subject to loan agreement(s) dated ______ and ____________.

Each mortgage, security agreement, loan agreement, or other security document referred to above contains terms, conditions, provisions, representations, warranties, covenants, and agreements, reference to which is hereby made and which are incorporated herein by reference.

Description of Collateral   SEE ATTACHED EXHIBIT A.

______ This Note is a renewal of and in effect only an extension of repayment terms of a certain note dated _____ 19__ from Borrower to Bank secured by mortgage(s) recorded in the Office of the R.M.C. or Clerk of Court of ___________ County in Mortgage Book _________ at Page _______ and in the Office of the R.M.C. or Clerk of Court of ____________ County in Mortgage Book ______ at Page _________ and/or by a loan agreement, security agreement, or other security document dated _______ . Execution of this renewal Note shall in no manner effect the validity or priority of such mortgage(s) and/or security document(s).

_______ This Note represents a future advance under that certain mortgage from
____________ to Bank dated _______________ recorded in the Office of the R.M.C. or Clerk of Court of County in the Mortgage Book _________ at Page ________.

Line of Credit/Commitment

Borrower shall have the option to receive all or any portion of the stated principal amount from time to time during the term of this Note, provided:

_______ Cumulative Line: the cumulative total of principal sums advanced pursuant to this Note shall not exceed the stated principal amount of this loan.

_______ Revolving Line: The total principal balance outstanding at any time shall not exceed the stated principal amount of this Note.

Borrower and Bank agree that principal may be advanced pursuant to this Note into Borrower's account with Bank by telephone request from Borrower; provided that Bank's records of the amounts and dates of disbursements shall be conclusive proof thereof; otherwise, Borrower agrees to execute and deliver to Bank a written receipt for each advance made pursuant to this Note. Delivery of such receipt shall be a condition precedent to each advance, and such receipt shall contain, among other things, the data and amount of such advance.

The additional terms and conditions set forth on the reverse side of this Note are a part of this Note.

Borrower hereby represents to Bank that the Loan is primarily for business, commercial, or agricultural purposes.

Borrower hereby acknowledges receipt of a true executed copy of this Note, including both sides hereof, which copy was completed and all choices designated appropriately prior to execution by Borrower.

In, Witness Whereof, this Note has been duly executed and delivered by Borrower, or a duly authorized officer of Borrower (as may be appropriate), on the date first written above.

Hampshire Designers, Inc.
Borrower: /s/ Charles W. Clayton
-----------------------------------
By: Vice President
Address:  P.O. Box 2667, Anderson, SC  29622
__X___  Borrower is a business entity: Tax I.D. Number 06-967107
____ Borrower is an individual(s): Social Security Number _____
Disbursement Draft Number _____  DDA Number _____ Customer Number _____

NationsBank
Guaranty By Corporation

Whereas, Hampshire Designers, Inc. (hereinafter referred to as the Borrower), desires or may desire at some time and/or from time to time to obtain financial accommodation from NationsBank of South Carolina, N.A. (hereinafter, with its successors and assigns, referred to as the Bank); and

Whereas, the undersigned corporation, organized under the laws of The State of Delaware, represents that the within Guaranty is in furtherance of its corporate purposes and that it expects to derive advantage from each and every such accommodation;

1. Now, therefore, for valuable consideration, the receipt whereof by the undersigned is hereby acknowledged, and to induce the Bank, at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for account of Borrower, or in respect of which the Borrower may be liable in any capacity (the term financial accommodation includes, but is not limited to, the granting of loans, notes, checks, drafts, bills of exchange, advances, credit, letters of credit in accommodation, agreements or commitments to grant loans, notes, checks, drafts, bills of exchange, advances, letters of credit, credit or accommodation, or discount purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements, or other property, or entering into exchange contracts, each such financial accommodation hereinafter referred to as "Credit Arrangement"), the undersigned hereby absolutely and unconditionally guarantees to the Bank, irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of any such financial accommodation or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof purporting to reduce, amend or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment, the prompt payment of any and all obligations under any and all Credit Arrangements when due from the Borrower to the Bank now or hereafter, up to the amount plus interest and costs of collection as set out in paragraph two (2), whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by the Bank, and, in case of one or more extensions of time or renewals, in whole or in part, of any Credit Arrangement, that the same will be promptly paid when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. It is specifically understood and agreed that the within Guaranty is a Guaranty of payment and not of collection. It is further specifically understood and agreed that this Guaranty is a continuing Guaranty that contemplates the possibility of one or more Credit Arrangements between the Borrower and the Bank now or in the future, payments all of which are guaranteed by the undersigned by this Guaranty.

2. Notwithstanding the aggregate sums which may be or become payable by the Borrower to the Bank under one or more Credit Arrangements at any time or from time to time, the liability of the undersigned hereunder shall not exceed Two hundred eighty thousand and 00/100 Dollars ($280,000.00), plus such interest as may accrue thereon and, in addition, the undersigned agrees to pay the costs of collection, including legal expenses and attorney's fees, paid or incurred by the Bank in collecting and/or enforcing the amount of the obligations of the Borrower guaranteed hereunder. It is expressly understood that the obligations of the Borrower under Credit Arrangements with the Bank may at any time or from time to time be in an amount less than (including payment in full by the Borrower of obligations under Credit Arrangements with the Bank) or greater than the amount guaranteed hereunder without affecting the validity of the continuing Guaranty. It is specifically understood and agreed, moreover, that if and to the extent the Borrower's obligations as aforesaid at any time or from time to time exceed the amount guaranteed hereunder, any payments made upon any of these obligations by the Borrower shall be first considered payments upon that amount of the Borrower's indebtedness to the Bank which exceeds the amount guaranteed and shall affect neither the liability of the undersigned to the Bank for the amount guaranteed hereunder, nor the validity of this Guaranty.

The undersigned hereby covenants to deliver to the Bank, at any time and from time to time promptly upon request from the Bank, a replacement guaranty to be used in lieu of this Guaranty. Such replacement guaranty shall be identical to this Guaranty in all material respects. The undersigned agrees that whenever at any time or from time to time the undersigned shall make any payment to the Bank hereunder on account of the amount guaranteed hereunder, the undersigned will notify the Bank in writing that such payment is made under this Guaranty for such purpose. No payment by the undersigned pursuant to any provisions hereof shall entitle the undersigned by subrogation or otherwise to the rights of the Bank to any payment by the Borrower or out of the property of the Borrower, except after payment in full of the amount of the obligations of the Borrower guaranteed hereunder plus the costs of collection as aforesaid. Any and all payments made by the undersigned may he applied by the Bank upon such obligations of the Borrower as the Bank may determine.

The additional terms and conditions set forth on the reverse side of this Guaranty are a part of this Guaranty.

The undersigned guarantor hereby acknowledges receipt of an executed copy of this Guaranty, which copy was fully completed prior to execution by the guarantor.

In witness whereof, the undersigned has caused this instrument to be duly executed and delivered by its proper officers this 27th day of June 1995.

Attest:

Hampshire Group, Limited
By:  /s/ Charles W. Clayton
is Vice President

-------------------------------------
Secretary

Corporate Resolution

I Horace D. Padgett, Jr. as Secretary of Hampshire Group, Limited, a corporation duly organized and existing under the laws of the State of South Carolina, hereby certify that a meeting of the Board of Directors of said Corporation was duly called and held the 7th day of June, 1995 and that at said meeting, at which a quorum was present and voting throughout, the following preambles and resolution, upon motion duly made and seconded, were duly and unanimously adopted:

Whereas, Hampshire Designers, Inc. (hereinafter referred to as the "Borrower") desires or may desire at some time and/or from time to time to obtain loans or other financial accommodation from or conduct business transactions with NationsBank of South Carolina, N.A. (hereinafter referred to as the "Bank"); and

Whereas, a Guaranty of the obligations between the Bank and Borrower is in furtherance of the corporate purposes of this Corporation; and Whereas, the Corporation is financially interested in the affairs of the Borrower and expects to derive advantage from each and every such loan, accommodation and/or transaction.

Now, therefore, be it

Resolved, that this Corporation guarantees the liabilities and obligations of the Borrower to the Bank in the manner set forth in the agreement of guaranty presented to this meeting, which said agreement of guaranty and all of the terms and provisions thereof are in all respects approved and adopted, and that any of the officers of this Corporation be and hereby are, and each of them hereby is, authorized and directed to execute in the name and on behalf of this Corporation and to deliver to the Bank an agreement of guaranty in said form with such changes, if any, as the officer or officers of this Corporation executing the same may approve, and to do such other acts and things as may be necessary or advisable in order to carry out and perform on the part of this Corporation the covenants, conditions and agreements on its part to be carried out and performed as provided in said agreement of guaranty and in order to carry out and effect the full intent and purposes of this resolution.

As said secretary, I further certify that the foregoing preambles and resolution have not been repealed, annulled, altered or amended in any respect but remain in full force and effect and that the annexed instrument is the form of the agreement of guaranty presented to said meeting and referred to in and approved by the aforesaid resolution.

In witness whereof, I have hereunto set my hand and affixed the seal of the said Corporation this 27th day of June, 1995.

NationsBank
Security Agreement
(Equipment)

This Security Agreement ("Agreement") by and between Hampshire Designers, Inc. having its principal place of business at P.O. Box 2667, Anderson, SC 29622 NationsBank of South Carolina, N.A., having an address at P.O. Box 319, Anderson, SC 29622 (hereinafter called "Secured Party").

Witnesseth That:

1. Debtor is borrowing from Secured Party the sum of $280,000.00, as evidenced by Debtor's Note (collectively with all renewals, extensions, and modifications thereto, the "Note") dated this date, all terms of which are incorporated herein and made a part hereof by specific reference. In order to secure the payment of the indebtedness and timely performance of all obligations arising under the Note, and of other amounts as set forth in paragraph 3 hereof (collectively, the "Indebtedness"), Debtor hereby pledges and grants to Secured Party a continuing security interest in all machinery, equipment, furniture, and fixtures now owned and hereafter acquired by Debtor for use in Debtor's business, including without limitation, the items (if any) described on Schedule "A" hereof, together with all replacements thereof and all attachments, accessories and equipment now or hereafter installed therein or affixed thereto, including all Items purchased with the proceeds of the Indebtedness, and all proceeds or products resulting therefrom (all of the aforesaid hereinafter called "Collateral"). Debtor warrants that the Collateral is used or will be used by Debtor primarily for business purposes. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon and deliver such certificates of title to Secured Party.

2. Debtor warrants that Debtor's only place(s) of business is (are) as follows:
_____________

Debtor warrants and promises that the Collateral is now or will be located only at such place(s) of business or, if the Collateral includes motor vehicles, that they will be regularly garaged only at such place(s) of business. Debtor will notify Secured Party in writing, at least thirty (30) days in advance, of any relocation of any of the Collateral, of any change in the location of any place of business, and of the acquisition of any new place(s).

At the request of Secured Party, Debtor will furnish to Secured Party, at Debtor's expense, a disclaimer, a subordination of interest, a security agreement, a Financing Statement, and a continuation statement regarding all interests in the Collateral, all executed by all persons having an interest in the Collateral. All or part of the Collateral may be kept on or attached to real estate owned by a third party. In such event, Debtor will furnish to Secured Party, at Secured Party's request and at Debtor's expense, a landlord's lien waiver relating to the Collateral executed by all persons having an interest in such real estate. All such documents shall be subject to Secured Party's approval.

3. In addition to the Indebtedness, the security interest arising hereunder shall secure reimbursement of Secured Party for (a) all costs and expenses incurred in the collection of all amounts due to Secured Party; (b) all future advances made by Secured Party for taxes, levies, insurance, rent, repairs to or maintenance or storage of the Collateral; (c) all other expenses incurred heretofore or hereafter by Secured Party for the account of Debtor; and (d) all other present or future, direct or contingent liabilities of Debtor to Secured Party, together with interest on all of the foregoing.

4. Debtor will not change the Debtor's name except pursuant to documents and procedures which preserve and protect the interest of the Secured Party and without giving at least thirty (30) days prior written notice to Secured Party. Debtor agrees that Debtor will not sell, transfer or assign Debtor's interest in the Collateral, nor will Debtor permit anyone to acquire or purport to acquire a security interest therein, without the prior written consent of Secured Party.

5. Debtor will maintain the Collateral in good condition and repair, reasonable wear and tear excepted, and will pay and discharge timely all taxes, levies, and other impositions levied thereon, all the costs of repairs to or maintenance of the same, and all rent due on premises where the Collateral is or may be kept or garaged. Debtor will maintain Insurance on all Collateral owned by Debtor against loss or damage by fire or lightning and other such hazards as Secured Party may require, and in such amounts and with such insurers as Secured Party may required. The policies of such insurance will contain the equivalent of New York Standard Lender's Loss Payable Clauses in favor of Secured Party. All such proceeds shall be applied to reduce the Indebtedness unless Secured Party, at its option, delivers all or a part thereof to the Debtor for repair or replacement of the Collateral damaged or destroyed by the event giving rise to the loss. All policies of insurance shall provide for thirty days' written minimum cancellation notice to Secured Party. If Debtor fails to perform any act required under this section 5 of this Agreement, Secured Party may, but is not obligated to, do so. Any such act by Secured Party shall not constitute a cure of the default arising thereby.

6. Debtor will comply with all laws, regulations, and ordinances relating to the possession, operation, maintenance and control of the Collateral, the noncompliance with which would materially and adversely affect the use or value of the Collateral and/or Debtor's business prospects. Debtor will conduct its operations and operate the premises so as to be in conformity and compliance with all environmental, ecological, land use, and hazardous or toxic substances laws, ordinances, rules, and regulations applicable thereto, and all other legal requirements which, if violated, would have a material adverse effect on its business, properties, or condition (financial or otherwise).

The Additional Terms and Conditions Printed on the Reverse Side Are incorporated into This Security Agreement.

And, Further, Debtor does hereby agree to each and every term and condition herein, and does hereby acknowledge receipt of a copy of this Agreement on the date first written above.


NationsBank of South Carolina, N.A.
By:  /s/ Terry M. Wyatt
----------------------------------------------


Hampshire Designers, Inc.
(Name of Debtor)
By:  /s/ Charles W. Clayton
---------------------------------------------
Its: Vice President

EXHIBIT A.


All of debtor's equipment located at 215 Commerce Boulevard, Anderson, SC 29621, now owned or hereafter acquired, together with all substitutes and replacements thereof, all accessions and attachments thereto, and all tools, parts, lubricants, and equipment now or hereafter added to our used in connection with such equipment.

All of debtor's fixtures now existing or hereafter acquired, together with all substitutes and replacements thereof, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the fixtures on the following described real estate in Anderson County, South Carolina, owned by Hampshire Designers, Inc., to wit: 215 Commerce Boulevard, Anderson, SC 29621.